SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             February 11, 2000
                     (Date of earliest event reported)

                        CLASSIC COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                   1-15427            74-2630019
 (State or Other            (Commission         (IRS Employer
 Jurisdiction of            File Number)        Identification
 Incorporation)                                 Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)




 Item 2.   Acquisition or Disposition of Assets

           CLASSIC COMMUNICATIONS, INC. COMPLETES THE PREVIOUSLY ANNOUNCED ACQUISITION OF STAR CABLE ASSOCIATES.

           On February 16, 2000, Classic Communications, Inc. (the "Com-pany"), through its wholly-owned subsidiary, Universal Cable Holdings, Inc. ("Universal"), completed the acquisition of substantially all of the assets of Star Cable Associates ("Star") for approximately $110 million in cash and 555,555 shares of Class A common stock of the Company, pursuant to an asset purchase agreement dated October 14, 1999 by and between Star and Universal, as amended by an Amendment No. 1 thereto, dated February 16, 2000. Star operates cable television systems in Texas, Louisiana and Ohio and serves approximately 57,000 subscribers. The Star acquisition was financed with available cash and a portion of the proceeds of the private offering of $225 million of Senior Subordinated Notes due 2010 by the Company's wholly-owned subsidiary, Classic Cable, Inc. ("Classic Cable").

 Item 5.   Other Events

           CLASSIC COMMUNICATIONS, INC. COMPLETES THE PREVIOUSLY ANNOUNCED ACQUISITION OF STAR CABLE ASSOCIATES AND ITS WHOLLY-OWNED SUBSIDIARY, CLASSIC CABLE, INC., COMPLETES ITS PRIVATE OFFERING OF $225 MILLION OF SENIOR SUBORDINATED NOTES DUE 2010.

           On February 16, 2000, the Company issued a press release announc-ing the completion of the previously announced acquisition of Star. The Company also announced that Classic Cable completed their private offering of $225 million of Senior Subordinated Notes due 2010. The securities offered in the private offering will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an applicable exemption from regis-tration requirements. Classic Cable used the proceeds of the offering to fund a portion of the acquisition of Star, repay a portion of indebtedness under its senior credit facility and repurchase approximately $33 million of its 9 7/8% Senior Subordinated Notes due 2008. On February 11, 2000, the Company announced that Classic Cable increased their offering of Senior Subordinated Notes due 2010 to $225 million from $175 million and priced them at par with a 10.50% coupon.

           Copies of the aforementioned press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K.


 Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

           (a)  Financial Statements

           The Company will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K, if any such information is required, by amendment to this initial report on Form 8-K within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

           (b)  Pro Forma Financial Information

           The Company will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K, if any such information is required, by amendment to this initial report on Form 8-K within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

           (c)  Exhibits

           2    Asset Purchase Agreement, dated as of October 14, 1999, by and between Star Cable Associates and Universal Cable Holdings, Inc., and Amendment No. 1 thereto, dated February 16, 2000.

           99.1 Press Release, dated February 11, 2000.

           99.2 Press Release, dated February 16, 2000.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CLASSIC COMMUNICATIONS, INC.


 Dated: February 29, 2000        By:  /s/ Mark Rowe
                                     ---------------------------
                                 Name:   Mark Rowe
                                 Title:  Corporate Controller



                               EXHIBIT INDEX


 Exhibit
 Number                   Description
 -------                  -----------

 2 Asset Purchase Agreement, dated as of October 14, 1999, by and between Star Cable Associates and Universal Cable Holdings, Inc., and
                          Amendment No. 1 thereto, dated February 16, 2000.

 99.1                     Press Release, dated February 11, 2000.

 99.2                     Press Release, dated February 16, 2000.